Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE AND FINANCIAL OFFICER PURSUANT

TO 18 U.S.C. - SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Osler Incorporated (the “Company”) for the period ended June 30, 2012 as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, C. Leo Smith, the Chief Executive Officer and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Annual Report on Form 10-K for the year ended June 30, 2012, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of Osler Incorporated for such period.

Dated: September 11, 2012	/s/ C. Leo Smith
C. Leo Smith, Chief Executive Officer and
Chief Financial Officer